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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 --------------
                                | SEC FORM 8-K |
                                 --------------
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  December 1, 2004

                            -----------------------
                           | World Associates, Inc.|
                            -----------------------

                            Stock Symbol:  OTCBB: WAIV
                        Commission File Number 000-27949

                       Nevada                     88-0406903
            (State of incorporation)          (IRS Employer ID)


                   NEVADA                       CALIFORNIA
              3914 Seaton Place        28310 Roadside Drive, Suite 120
           Las Vegas, Nevada 89121         Agoura Hills, CA 91301

               (702) 914-6092                  (818)-991-1770


                                TRANSFER AGENT:

                        Pacific Stock Transfer Company
                       500 E. Warm Springs Rd., St. 240
                           Las Vegas, Nevada 89119
                              (702) 361-3033



ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS:

On December 1, 2004 the World Associates, Inc. (Company) filed its quarterly filing on Form 10QSB for the period ended September 30, 2004. While preparing the financial statements for that filing, the Company became aware of errors that required correction. After discussion with its auditors it was agreed to incorporate those changes in the above filing, as follows:

The following information is presented in paragraph (J) to NOTE 1 of the condensed consolidated financial statements for the period ended September 30, 2004. It specifies the errors that were corrected and the periods effected.

     1. In the condensed consolidated statements of operations for the three and six months ended June 30, 2004 the "Gain on settlement" line for the six months ended June 30, 2004, was adjusted downward by $300,000 due to an error in calculating the gain that did not include $300,000 in debt against one property involved in the settlement. The adjusted gain amount as of June 30, 2004 is $4,632,230. The adjusted amount is correctly reflected in the condensed consolidated statements of operations for the nine months ended September 30, 2004.

     2. In the condensed consolidated statements of operations for the three and six months ended June 30, 2004 the "Preferred dividends" line for the six months ended June 30, 2004, was adjusted downward by $23,250 to zero and that same amount was added to the "Dividend and interest and income (expense) net" line due to the fact that Series G was reclassified as debt starting in January 2004.

The sum of the above adjustments had the net effect of reducing net income for the six months ended June 30, 2004 by $323,250, but had no effect on earnings per share for the six months then ended.

     3. In the condensed consolidated balance sheet land as of June 30, 2004, was decreased by $600,000 with a corresponding reduction in paid in capital. There was no affect on net income. This adjustment was necessary due to an error in calculating the effect of a recent settlement. (The details on that settlement are provided in NOTE 3 of the condensed consolidated statements for the period ended September 30, 2004.)

The Board of Directors authorized these corrections and Weinberg and Company, World Associates, Inc.'s independent auditors, have reviewed the above corrections prior the Company's quarterly filing.


SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Associate, Inc.
/s/  Randall Prouty, President        Date:  December 30, 2004